Income Taxes	6 Months Ended	12 Months Ended
	Jun. 29, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
For the six months ended June 29, 2019 and June 30, 2018, the Company recorded $21,000 and $0 in income tax expense in its condensed statements of operations.
The Company has evaluated the available evidence supporting the realization of its deferred tax assets, including the amount and timing of future taxable income, and has determined that it is more likely than not that its net deferred tax assets will not be realized in the U.S. Due to uncertainties surrounding the realization of the deferred tax assets, the Company maintains a full valuation allowance against substantially all deferred tax assets. When the Company determines that it will be able to realize some portion or all of its deferred tax assets, an adjustment to its valuation allowance on its deferred tax assets would have the effect of increasing net income in the period such determination is made.
As of June 29, 2019, the Company does not have any accrued interest or penalties related to uncertain tax positions. The Company’s policy is to recognize interest and penalties related to uncertain tax positions in income tax expense. The Company is subject to U.S. federal tax authority and U.S. state tax authority examinations for all years with respect to net operating loss and credit carryforwards.

Income Taxes
The provision for income taxes was as follows:

	For the Year Ended December 31,
(in thousands)	2016	2017	2018
Current:
Federal	$—	$—	$—
State	3	5	1
	$3	$5	$1
Deferred:
Federal	$—	$—	$—
State	—	—	—
	$—	$—	$—

Provision for income tax	$3	$5	$1

The Company has provided a 100% valuation allowance on its deferred tax assets. Provision for income taxes in 2016 and 2017 is primarily for cash taxes payable to the states.

	Year Ended December 31,
(in thousands)	2016	2017	2018
Federal statutory income tax rate	$(8,474)	$(10,329)	$(6,276)
State income tax, net of federal benefits	(787)	(1,041)	(1,072)
Stock based compensation	167	81	(615)
Research & development Credits	(4)	(4)	(6)
Return to provision & other	—	—	29
Rate adjustment	—	—	668
Other	13	470	363
Tax law change—revaluing deferreds	—	11,783	—
Change in valuation allowance	9,088	(955)	6,910
Income tax provision	$3	$5	$1

Significant components of the Company’s net deferred tax assets at December 31, 2017 and 2018, are shown below. A valuation allowance has been recorded to offset the net deferred tax assets as of December 31, 2017 and 2018, as the realization of such assets does not meet the more-likely-than-not threshold.

	Year Ended December 31,
(in thousands)	2017	2018
Deferred Income Tax Assets:
Net operating loss (NOL)	$23,198	$29,634
Intangibles	1,199	1,407
Share-based and accrued compensation	335	83
Interest	—	148
Other	183	628
Total gross deferred tax assets	$24,915	$31,900

Deferred Tax Liabilities:
Property, plant and equipment	263	283
Total gross deferred tax liabilities	$263	$283

Valuation Allowance	24,652	31,617
Net deferred tax asset (liabilities)	$—	$—

As of December 31, 2018 and 2017, management assessed the realizability of deferred tax assets and evaluated the need for an amount of a valuation allowance for deferred tax assets on a jurisdictional basis. This evaluation utilized the framework contained in ASC 740, Income Taxes, pursuant to which management analyzed all positive and negative evidence available at the balance sheet date to determine whether all or some portion of the deferred tax assets will not be realized. Under this guidance, a valuation allowance must be established for deferred tax assets when it is more likely than not (a probability level of more than 50 percent) that they will not be realized. In assessing the realization of the Company’s deferred tax assets, the Company considered all available evidence, both positive and negative.
In concluding on the evaluation, management placed significant emphasis on guidance in ASC 740, which states that “a cumulative loss in recent years is a significant piece of negative evidence that is difficult to overcome.” Based upon available evidence, the Company concluded on a more-likely-than-not basis that certain deferred tax assets were not realizable as of December 31, 2018. Accordingly, a valuation allowance of $31.6 million has been recorded to offset the deferred tax assets. The change in valuation allowance for the year ended December 31, 2018 from 2017 was an increase of $7.0 million.
As of December 31, 2017, the Company has accumulated federal and state net operating loss carryforwards of approximately $90.8 million and $73.3 million, respectively. As of December 31, 2018, the Company has accumulated federal and state net operating loss carryforwards of approximately $119.7 million and $92.3 million, respectively. Approximately $28.0 million of the federal net operating losses do not expire and the remaining federal and state tax loss carryforwards begin to expire in 2031 and 2032, respectively, unless previously utilized.
Utilization of the Company’s net operating loss and tax credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations provided by the Internal Revenue Code and similar state provisions. Such an annual limitation could result in the expiration or elimination of the net operating loss and tax credit carryforwards before utilization. Management believes that the limitation will not limit utilization of the carryforwards prior to their expiration.
The Company adopted ASU 2016-09 in its first quarter of 2018. Under the new guidance, companies will no longer record excess tax benefits and certain tax deficiencies related to share-based payment to employees in additional paid-in capital. Instead, the Company will recognize all income tax effects of awards in its statement of operations when awards vest or are settled. All excess tax benefits not previously recognized were to be recorded to retained earnings as a cumulative effect adjustment upon adoption. Upon adoption, no adjustment to retained earnings was necessary due to the Company’s valuation allowance position. Approximately $0.2 million attributable to excess tax benefits on stock compensation that had not been previously recognized were added to the net operating loss with a corresponding increase to the valuation allowance.
Tax Cuts and Jobs Act
The Tax Cuts and Jobs Act or the Tax Act was enacted in the United States on December 22, 2017. The Tax Act reduced the United States federal corporate income tax rate to 21% from 35%, required companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred and created new taxes on certain foreign-sourced earnings. In 2017 the Company recorded provisional amounts for certain enactment-date effects of the Tax Act by applying the guidance in Staff Accounting Bulletin No. 118 or SAB 118 because the Company had not yet completed its enactment-date accounting for these effects.
SAB 118 measurement period
The Company applied the guidance in SAB 118 when accounting for the enactment-date effects of the Act in 2017. At December 31, 2017, the Company had not completed its accounting for all of the enactment-date income tax effects of the Act under ASC 740, Income Taxes, for the remeasurement of deferred tax assets and liabilities. The Company completed its accounting for all of the enactment-date income tax effects of the Act as of December 31, 2018. As further discussed below, during 2018, the Company did not recognize adjustments to the provisional amounts recorded at December 31, 2017.
Deferred tax assets and liabilities
As of December 31, 2017, the Company remeasured certain deferred tax assets and liabilities based on the rates at which they were expected to reverse in the future (which was generally 21%), by recording a provisional expense of $11.8 million. Upon further analysis of certain aspects of the Tax Act and refinement of the Company’s calculations during the year ended December 31, 2018, the Company determined that no material adjustments were necessary.
The following table summarizes the activity related to the Company’s gross unrecognized tax benefits at the beginning and end of the years ended December 31, 2017 and 2018:

	Year Ended December 31,
(in thousands)	2017	2018
Gross unrecognized tax benefits at the beginning of the year	$865	$1,201
Increases related to current year positions	585	888
Decreases related to prior year positions	(249)	(243)
Gross unrecognized tax benefits at the end of the year	$1,201	$1,846

As of December 31, 2017 and 2018, the Company had $1.1 million and $1.7 million, respectively, of unrecognized tax benefits from research and development tax credits.
The Company had no accrual for interest and penalties on the Company’s balance sheets and has not recognized interest and penalties in the statements of operations for the years ended December 31, 2017 and 2018. The Company does not expect any significant increases or decreases to its unrecognized tax benefits within the next 12 months.
The Company is subject to taxation in the United States and state jurisdictions. The Company’s tax years from 2011 (inception) are subject to examination by the United States and state authorities due to the carry forward of unutilized net operating losses and research and development credits.